CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
Supplement dated August 3, 1998 to the Prospectus dated July 1, 1998

On June 18, 1998 the Trust's Board of Trustees approved the following:

The hiring of State Street Global Advisors ("State Street") and
Baring Asset Management, Inc. ("Baring") as additional investment advisers to Emerging Markets Equity Investments ("Emerging Markets Portfolio"). The Consulting Group, a division of Mutual Management Corp. ("MMC"), the Trust's investment manager, recommended the addition of State Street and Baring because it was determined that their investment styles would complement the fundamental investment style of AIB Govett Asset Management Limited ("Govett"), the Emerging Markets Portfolio's current investment adviser.

State Street seeks to identify markets and securities that are misvalued relative to their growth potential by identifying inefficiencies in the emerging markets. State Street employs an investment process that is primarily quantitatively driven that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

Baring seeks to identify unrecognized growth investment opportunities through a comprehensive investment framework in the emerging markets. Baring also employs an investment process that combines top-down country allocation with bottom-up stock selection to determine an optimal country and security mix. Baring's process is driven by structured fundamental research at both the country and stock level.

MMC entered into investment advisory agreements with State Street and Baring on July 15, 1998 and August 3, 1998, respectively. Under the terms of the agreement, both State Street and Baring will be receiving 0.60% for their services, a fee that is computed daily and paid monthly based on the value of the average net assets of the Emerging Markets Portfolio allocated to each adviser. By the end of the year, the assets of the Emerging Markets Portfolio will be allocated approximately as
follows:   Govett  40%, State Street 30% and Baring 30%.

State Street, located in Boston, Massachusetts, is a division of State Street Bank and Trust Company. State Street provides investment advisory services to a wide variety of clients world-wide and, as of March 31, 1998, had assets under management of approximately $470 billion.

Baring, located in Boston, Massachusetts, is a member of ING
Group. Baring provides investment advisory services to a wide variety of clients world-wide and, as of March 31, 1998, had assets under management of approximately $42 billion.




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